Exhibit 99.1

Bitcoin Depot Reports Third Quarter 2023 Financial Results

Revenue of $179.5 Million, Up 3% Year-over-Year

Net Income of $1.1 Million, Down 68% Year-over-Year

Adjusted EBITDA (non-GAAP) of $13.9 Million, Up 21% Year-over-Year

Reiterates Full Year 2023 Guidance for Revenue and Adjusted EBITDA

ATLANTA, Nov. 13, 2023 (GLOBE NEWSWIRE) – Bitcoin Depot Inc. (“Bitcoin Depot” or the “Company”), a U.S.-based Bitcoin ATM operator and leading fintech company, today reported financial results for the third quarter ended September 30, 2023. Bitcoin Depot will host a conference call and webcast at 11:00 a.m. ET today. An earnings presentation and link to the webcast will be made available at ir.bitcoindepot.com.

“Our results this quarter continue to demonstrate the strength of our business model and how we’re able to deliver strong results irrespective of the market environment or price of Bitcoin,” said Brandon Mintz, CEO and Founder of Bitcoin Depot. “We’ve made significant progress in advancing our growth strategy and this quarter we continued to fortify our industry-leading position with sustained strength in customer traffic and transaction volume. We remain well-positioned to capitalize on potential expansion opportunities to become the most trusted, quickest and most efficient way to purchase Bitcoin with cash across the largest network of retail locations possible.”

Third Quarter 2023 Financial Results

Revenue in the third quarter of 2023 was $179.5 million, up 3% from $174.8 million for the third quarter of 2022.

Adjusted Gross Profit, a non-GAAP measure, in the third quarter of 2023 was $26.9 million, up 26% from $21.3 million for the third quarter of 2022. Adjusted Gross Profit margin (non-GAAP) in the third quarter of 2023 was 15.0% compared to 12.2% in the third quarter of 2022.

Total operating expenses were $19.5 million for the third quarter of 2023, compared to $16.5 million for the third quarter of 2022.

Net income for the third quarter of 2023 was $1.1 million, compared to a net income of $3.3 million for the third quarter of 2022 and a net loss of $4.0 million for the second quarter of 2023.

Adjusted EBITDA, a non-GAAP measure, in the third quarter of 2023 was $13.9 million, up 21% from the third quarter of 2022. Please see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Cash and cash equivalents were $29.7 million as of the end of the third quarter of 2023.

Recent Business Highlights

•

Amended existing PIPE Agreement dated June 23, 2023 (the “PIPE Agreement”) to accelerate the five remaining Reference Periods (as defined in the PIPE Agreement) and set the Settlement Price (as defined in the PIPE Agreement) in connection with the consummation of the proposed private sale by the Subscribers of 3,475,000 shares of Series A Convertible Preferred Stock of the Company to certain third parties.

•	Announced a share repurchase program pursuant to which Bitcoin Depot is authorized to repurchase up to $10 million of its outstanding Class A common stock through June 30, 2024.

•

Expanded BDCheckout program into 400 new locations across Iowa and Louisiana through an ongoing partnership with a leading global payments technology company with a nationwide retail network. BDCheckout is now available at 246 total locations in Iowa across a variety of convenience store partners such as Kum & Go, Kwik Trip and Pilot Travel Centers. BDCheckout is also expanding into 166 locations in Louisiana.

•	Signed an exclusive retail partnership with Jacksons Food Stores, a nationally recognized chain of more than 300 convenience stores.

•	Hired a new Chief Technology Officer to lead software development efforts.

Guidance

Based on current market conditions, Bitcoin Depot expects consolidated revenue in 2023 to range between $700 million and $730 million, an 8% to 13% improvement compared to $647 million in 2022. Bitcoin Depot expects Adjusted EBITDA (non-GAAP) in 2023 to range between $56 million and $59 million compared to 2022 when Bitcoin Depot generated net income of $3.5 million and Adjusted EBITDA of $41 million, representing a 37% to 44% year-over-year increase in Adjusted EBITDA. For important disclosures about Adjusted EBITDA, see “Explanation and Reconciliation of Non-GAAP Financial Measures” below.

Conference Call

Bitcoin Depot will hold a conference call at 11:00 a.m., Eastern time (8:00 a.m. Pacific time), today to discuss its financial results for the third quarter ended September 30, 2023.

Call Date: Monday, November 13, 2023

Time: 11:00 a.m. Eastern time (8:00 a.m. Pacific time)

U.S. dial-in: 646-307-1963

International dial-in: 800-715-9871

Conference ID: 8247570

The conference call will broadcast live and be available for replay here following the call.

Please call the conference telephone number approximately 10 minutes before the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Bitcoin Depot’s investor relations team at 1-949-574-3860.

A replay of the call will be available beginning after 3:00 p.m. Eastern time on November 13, 2023 through November 20, 2023.

U.S. replay number: 609-800-9909

International replay number: 800-770-2030

Conference ID: 8247570

About Bitcoin Depot

Bitcoin Depot Inc. (Nasdaq: BTM) was founded in 2016 with the mission to connect those who prefer to use cash to the broader, digital financial system. Bitcoin Depot provides its users with simple, efficient and intuitive means of converting cash into Bitcoin, which users can deploy in the payments, spending and investing space. Users can convert cash to Bitcoin at Bitcoin Depot’s kiosks and at thousands of name-brand retail locations through its BDCheckout product. The Company has the largest market share in North America with approximately 6,400 kiosk locations as of September 30, 2023. Learn more at www.bitcoindepot.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release and any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. Forward-looking statements are any statements other than statements of historical fact, and include, but are not limited to, statements regarding the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including our growth strategy and ability to increase deployment of our products and services, our ability to strengthen our financial profile, worldwide growth in the adoption and use of cryptocurrencies, and our guidance regarding our generation of revenue and Adjusted EBITDA for 2023. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. Forward-looking statements are often identified by words such as “anticipate,” “appears,” “approximately,” “believe,” “continue,” “could,” “designed,” “effect,” “estimate,” “evaluate,” “expect,” “forecast,” “goal,” “initiative,” “intend,” “may,” “objective,” “outlook,“ ”plan,“ ”potential,“ ”priorities,“ ”project,“ ”pursue,“ ”seek,“ ”should,“ ”target,“ ”when,“ ”will,“ ”would,” or the negative of any of those words or similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. In making these statements, we rely upon assumptions and analysis based on our experience and perception of historical trends, current conditions, and expected future developments, as well as other factors we consider appropriate under the circumstances. We believe these judgments are reasonable, but these statements are not guarantees of any future events or financial results. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond our control.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination; risks relating to the uncertainty of our projected financial information; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; our ability to manage future growth; our ability to develop new products and services, bring them to market in a timely manner and make enhancements to our platform; the effects of competition on our future business; our ability to issue equity or equity-linked securities; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors described or referenced in filings with the Securities and Exchange Commission. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that we do not presently know or that we currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect our expectations, plans or forecasts of future events and views as of the date of this press release. We anticipate that subsequent events and developments will cause our assessments to change.

We caution readers not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly or otherwise revise any forward-looking statements, whether as a result of new information, future events, or other factors that affect the subject of these statements, except where we are expressly required to do so by law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

BITCOIN DEPOT INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2023 (unaudited)	December 31, 2022
Assets
Current:
Cash and cash equivalents	$29,666	$37,540
Cryptocurrencies	795	540
Accounts receivable, net	332	263
Prepaid expenses and other current assets	4,826	2,015

Total current assets	35,619	40,358
Property and equipment:
Furniture and fixtures	635	618
Leasehold improvements	172	172
Kiosk machines—owned	15,617	15,234
Kiosk machines—leased	30,781	36,591
Vehicles	—	17

Total property and equipment	47,205	52,632
Less: accumulated depreciation	(19,860)	(13,976)

Total property and equipment, net	27,345	38,656
Intangible assets, net	4,218	5,351
Goodwill	8,717	8,717
Operating lease right-of-use assets, net	524	302
Deposits	461	17
Deferred tax assets	1,582	—

Total assets	$78,466	$93,401

BITCOIN DEPOT INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	September 30, 2023 (unaudited)	December 31, 2022
Liabilities and Stockholders’ Equity and Member’s Equity
Current:
Accounts payable	$7,643	$8,119
Accrued expenses	23,349	11,309
Note payable	1,868	8,050
Income taxes payable	1,627	647
Deferred revenue	68	19
Operating lease liabilities, current portion	267	228
Current installments of obligations under finance leases	11,094	18,437
Derivative liabilities	2,701	—
Other tax payable	795	—

Total current liabilities	49,412	46,809
Long-term liabilities
Note payable, non-current	16,848	29,522
Operating lease liabilities, non-current	393	247
Obligations under finance leases, non-current	3,991	6,140
Deferred income tax, net	482	1,239
Tax receivable agreement liability	754	—

Total Liabilities	$71,880	$83,957

Commitments and Contingencies (Note 22)
Stockholders’ Equity and Member’s Equity
Series A Preferred Stock, $0.0001 par value; 50,000,000 authorized, 3,475,000 shares issued and outstanding, at September 30, 2023	—	—
Class A common stock, $0.0001 par value; 800,000,000 authorized, 13,183,691 shares issued and outstanding at September 30, 2023	1	—
Class B common stock, $0.0001 par value; 20,000,000 authorized, no shares issued and outstanding at September 30, 2023	—	—
Class E common stock, $0.0001 par value; 2,250,000 authorized, 1,075,761 shares issued and outstanding at September 30, 2023	—	—
Class M common stock, $0.0001 par value; 300,000,000 authorized, no shares issued and outstanding at September 30, 2023	—	—
Class O common stock, $0.0001 par value; 800,000,000 authorized, no shares issued and outstanding at September 30, 2023	—	—
Class V common stock, $0.0001 par value; 300,000,000 authorized, 44,100,000 shares issued and outstanding at September 30, 2023	4	—
Stock subscription receivable	(5,609)	—
Additional paid-in capital	16,302	—
Retained earnings (accumulated deficit)	(24,357)	—
Equity attributed to Legacy Bitcoin Depot	—	7,396
Accumulated other comprehensive loss	(203)	(182)

Total Stockholders’ Equity and Equity Attributable to Legacy Bitcoin Depot	(13,862)	7,214

Equity attributable to non-controlling interests	20,448	2,230

Total Stockholders’ Equity and Member’s Equity	6,586	9,444

Total Liabilities and Stockholders’ Equity and Member’s Equity	$78,466	$93,401

BITCOIN DEPOT INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

(in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenue	$179,483	$174,776	$540,561	$497,167
Cost of revenue (excluding depreciation and amortization)	152,545	153,457	461,087	443,939
Operating expenses:
Selling, general, and administrative	16,242	11,692	43,245	26,622
Depreciation and amortization	3,260	4,763	9,554	14,365

Total operating expenses	19,502	16,455	52,799	40,987

Income from operations	7,436	4,864	26,675	12,241

Other (expense) income:
Interest (expense)	(2,769)	(3,109)	(10,120)	(9,154)
Other (expense) income	(3,111)	191	(14,024)	203
(Loss) gain on foreign currency transactions	(154)	113	(365)	(76)

Total other (expense)	(6,034)	(2,805)	(24,509)	(9,027)

Income before provision for income taxes and non- controlling interest	1,402	2,059	2,166	3,214
Income tax benefit (expense)	(337)	1,251	977	859

Net income	1,065	3,310	3,143	4,073

Net income attributable to Legacy Bitcoin Depot unit holders	—	3,390	12,906	4,261
Net income (loss) attributable to non-controlling interest	8,163	(441)	8,031	(548)

Net (loss) attributable to Bitcoin Depot Inc.	(7,098)	—	(17,794)	—

Other comprehensive income (loss), net of tax
Net income	1,065	3,310	3,143	4,073
Foreign currency translation adjustments	87	(169)	66	(403)

Total comprehensive income	1,152	3,141	3,209	3,670

Comprehensive income attributable to Legacy Bitcoin Depot unit holders	—	3,582	12,885	4,219
Comprehensive income (loss) attributable to non-controlling interest	8,249	(441)	8,118	(548)

Comprehensive loss attributable to Bitcoin Depot Inc.	(7,098)	—	(17,794)	—

Net (loss) attributable to Bitcoin Depot Inc.	(7,098)		(17,794)
Loss per share basic and diluted	(0.43)		(1.07)

Weighted average shares: basic and diluted	16,658,691		16,658,691

Explanation and Reconciliation of Non-GAAP Financial Measures

Bitcoin Depot reports its financial results in accordance with accounting principles generally accepted in the United States of America (“GAAP”). This press release includes both historical and projected Adjusted EBITDA, Adjusted Gross Profit, and certain ratios and other metrics derived therefrom such as Adjusted EBITDA margin and Adjusted Gross Profit margin, which are not prepared in accordance with GAAP.

Bitcoin Depot defines Adjusted EBITDA as net income before interest expense, income tax expense, depreciation and amortization, non-recurring expenses, stock-based compensation, expenses related to the PIPE financing and miscellaneous cost adjustments. Such items are excluded from Adjusted EBITDA because these items are non-cash in nature, or because the amount and timing of these items is unpredictable, not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. In addition, Bitcoin Depot defines Adjusted Gross Profit (a non-GAAP financial measure) as revenue less cost of revenue (excluding depreciation and amortization) and depreciation and amortization adjusted to add back depreciation and amortization. Bitcoin Depot believes Adjusted EBITDA and Adjusted Gross Profit each provide useful information to investors and others in understanding and evaluating Bitcoin Depot’s results of operations, as well as provide a useful measure for period-to-period comparisons of Bitcoin Depot’s business performance. Adjusted EBITDA and Adjusted Gross Profit are each key measurements used internally by management to make operating decisions, including those related to operating expenses, evaluate performance and perform strategic and financial planning. However, you should be aware that Adjusted EBITDA and Adjusted Gross Profit are not measures of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Bitcoin Depot’s financial results, and further, that Bitcoin Depot may incur future expenses similar to those excluded when calculating these measures. Bitcoin Depot primarily relies on GAAP results and uses both Adjusted EBITDA and Adjusted Gross Profit on a supplemental basis. Neither Adjusted EBITDA or Adjusted Gross Profit should be considered in isolation from, or as an alternative to, net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP and may not be indicative of Bitcoin Depot’s historical or future operating results. Bitcoin Depot’s computation of both Adjusted EBITDA and Adjusted Gross Profit may not be comparable to other similarly titled measures computed by other companies because not all companies calculate such measures in the same fashion. As such, undue reliance should not be placed on such measures.

Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from the projections of Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Bitcoin Depot is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included.

The following table presents a reconciliation of revenue to Adjusted EBITDA for the periods indicated:

BITCOIN DEPOT INC.

RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30,
(in thousands)	2023	2022	2023	2022	2023
Net (loss) income	$1,065	$3,310	$3,143	$4,073	$(4,006)
Adjustments:
Interest expense	2,769	3,109	10,120	9,154	4.404
Income tax expense (benefit)	337	(1,251)	(977)	(859)	(692)
Depreciation and amortization	3,260	4,763	9,554	14,365	3,499
Expense related to the PIPE transaction (1)	2,700	—	12,281	—	9,597
Non-recurring expenses (2)	3,817	1,583	8,990	2,972	2,745
Special bonus (3)	—	—	3,915	—	3,915
Expenses associated with the termination of the Phantom Equity Participation Plan	—	—	350	—	350

Adjusted EBITDA	$13,948	$11,514	$47,376	$29,705	$19,812

Adjusted EBITDA margin (4)	7.8%	6.6%	8.8%	6.0%	10.0%

(1)

Amounts include the recognition of a non-cash expense of $9.5 million and $2.7 million related to the PIPE transaction, entered into as of close of the Merger on June 30, 2023, for the three and nine months ended September 30, 2023.

(2)	Comprised of non-recurring professional service fees.
(3)

Amount includes (A) Transaction bonus and related taxes to employees of approximately $2.3 million and (B) Founder Transaction bonus as a result of close of the Merger, of approximately $1.6 million for the nine months ended September 30, 2023.

(4)	Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. The Company uses this measure to evaluate its overall profitability.

The following table presents a reconciliation of revenue to Adjusted Gross Profit for the periods indicated:

BITCOIN DEPOT INC.

RECONCILIATION OF REVENUE TO ADJUSTED GROSS PROFIT

	Three Months Ended September 30,		Nine Months Ended September 30,		Three Months Ended June 30,
(in thousands)	2023	2022	2023	2022	2023
Revenue	$179,483	$174,776	$540,561	$497,167	$197,474
Cost of revenue (excluding depreciation and amortization)	(152,545)	(153,457)	(461,087)	(443,939)	(167,242)
Depreciation and amortization	(3,260)	(4,763)	(9,554)	(14,365)	(3,499)

Gross Profit	$23,678	$16,556	$69,920	$38,863	$26,733
Adjustments:
Depreciation and amortization excluded from cost of revenue	$3,260	$4,763	$9,554	$14,365	$3,499
Adjusted Gross Profit	$26,938	$21,319	$79,474	$53,228	$30,232
Gross Profit Margin (1)	13.2%	9.5%	12.9%	7.8%	13.5%
Adjusted Gross Profit Margin (1)	15.0%	12.2%	14.7%	10.7%	15.3%

(1)	Calculated as a percentage of revenue.

Contacts:

Investors

Cody Slach, Alex Kovtun

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com

Media

Zach Kadletz, Brenlyn Motlagh, Ryan Deloney

Gateway Group, Inc.

949-574-3860

BTM@gateway-grp.com